UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 27, 2005 Varian, Inc. issued a press release announcing its financial results for the fiscal quarter ended April 1, 2005, and filed a Current Report on Form 8-K. A copy of the press release was attached as Exhibit 99.1, Press Release issued April 27, 2005 and was incorporated by reference therein.

The press release as filed contained an inadvertent error in the fifth paragraph of the “Outlook” section. A quotation that stated, “We are maintaining our previous guidance for the year.”, should have stated, “We are narrowing our previous guidance for the year.”

On April 27, 2005, the Company issued a correction to the press release. A copy of the press release as corrected is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued April 27, 2005, as corrected

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By:	/s/ G. EDWARD MCCLAMMY
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer

Date: April 27, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release issued April 27, 2005, as corrected.